UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2023

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Summit Materials, Inc.

Summit Materials, LLC

(Exact name of registrant as specified in its charter)

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Delaware	001-36873	47-1984212
Delaware	333-187556	26-4138486
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1801 California Street, Suite 3500

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 893-0012

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Press Release

On September 7, 2023, Summit Materials, Inc. (the “Company”) issued a press release announcing the entry by the Company into a Transaction Agreement (the “Transaction Agreement”) with Argos North America, Corp., a Delaware corporation (“Argos USA”), Cementos Argos S.A., a sociedad anónima incorporated in the Republic of Colombia (“Cementos Argos”), Argos SEM LLC, a Delaware limited liability company (“Argos SEM”) and Valle Cement Investments, Inc., a sociedad anónima incorporated in the Republic of Panama (“Valle Cement” and, together with Argos SEM, the “Argos Parties”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Company will acquire all of the outstanding equity interests of Argos USA from the Argos Parties. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Investor Presentation

On September 7, 2023, the Company posted on its website, www.summit-materials.com, under “Investor Relations,” an investor presentation (the “Investor Presentation”). A copy of the Investor Presentation that was posted by the Company is furnished as Exhibit 99.2 hereto and is incorporated in this Item 7.01 by reference.

The information included under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically incorporated by reference into any such filing.

Item 8.01. Other Events.

Debt Commitment Letter

In connection with the entry into the Transaction Agreement, Summit Materials, LLC entered into a commitment letter (the “Debt Commitment Letter”) with Morgan Stanley Senior Funding, Inc. (“MSSF”), pursuant to which MSSF has committed, subject to customary conditions, to provide Summit Materials, LLC with debt financing for the Transaction consisting of an up to $1,300 million senior 364-day term loan facility (the “Debt Commitment Financing”). The proceeds of the Debt Commitment Financing will be used to pay the cash purchase price for the Transaction and pay related transaction costs. MSSF or its affiliates have provided, or may in the future provide, certain commercial banking, financing advisory, investment banking and other services in the course of business for the Company, its subsidiaries and certain of its affiliates, for which they have received customary fees and commissions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Summit Materials, Inc. dated September 7, 2023.
99.2	Investor Presentation.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * *

Additional Information and Where to Find It

This Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Transaction. In connection with the Transaction, the Company plans to file with the SEC a Proxy Statement. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Transaction. The issuance of the stock consideration for the Transaction will be submitted to the Company’s shareholders for their consideration. Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Transaction.

The Company’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Transaction. Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 16, 2023 and in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction between the Company and Argos USA (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following:

–	the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Argos USA;

–	the outcome of any legal proceedings that may be instituted against us, Argos USA or Cementos Argos;

–	the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction);

–	the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Argos USA operate;

–	the ability to promptly and effectively integrate our business and the businesses of Argos USA;

–	the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

–	reputational risk and potential adverse reactions of our or Argos USA’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction;

–	the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction;

–	the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and

–	the impact of the global COVID-19 pandemic on our or Argos USA’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.

DATED: September 7, 2023	By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	EVP, Chief Legal Officer & Secretary